UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
(Amendment No. 2)
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): November 19, 2006
SanDisk Corporation
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-26734 (Commission File No.)	77-0191793 (I.R.S. Employer Identification Number
601 McCarthy Boulevard, Milpitas, California 95035
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (408) 801-1000
N/A
(Former name or former address, if changed since last report.)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provision (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01 Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
EXHIBIT 99.1

     As previously reported on a Form 8-K filed with the Securities and Exchange Commission on November 22, 2006, pursuant to an Agreement and Plan of Merger dated July 30, 2006 by and among SanDisk Corporation, a Delaware corporation (“SanDisk”), Project Desert Ltd., an Israeli corporation and a wholly-owned subsidiary of SanDisk (“Merger Sub”) and msystems Ltd., an Israeli corporation (“msystems”), Merger Sub merged (the “Merger”) with and into msystems, with msystems surviving as a wholly-owned subsidiary of SanDisk. The Merger closed and became effective on November 19, 2006. This amendment is being furnished to provide the pro forma financial statements required by Item 9.01(b) of Form 8-K.
Item 9.01 Financial Statements and Exhibits
     (b) Pro Forma Financial Information
          The following information is attached hereto as Exhibit 99.1 and incorporated herein by reference:
•	unaudited pro forma condensed combined balance sheet as of October 1, 2006, and the unaudited pro forma condensed combined statements of operations for the fiscal year ended January 1, 2006 and the nine months ended October 1, 2006.

•	notes to the unaudited pro forma condensed combined balance sheet as of October 1, 2006, and unaudited pro forma condensed combined statements of operations for the fiscal year ended January 1, 2006 and the nine months ended October 1, 2006.
     (d) Exhibits

Exhibit No.
99.1	Unaudited pro forma condensed combined balance sheet as of October 1, 2006, and unaudited pro forma condensed combined statements of operations for the fiscal year ended January 1, 2006 and the nine months ended October 1, 2006.

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SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: January 26, 2007
SANDISK CORPORATION

By: Name:	/s/ Judy Bruner Judy Bruner
Title:	Executive Vice President, Administration and Chief Financial Officer (Principal Financial and Accounting Officer)

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EXHIBIT INDEX

Exhibit No.
99.1	Unaudited pro forma condensed combined balance sheet as of October 1, 2006, and unaudited pro forma condensed combined statements of operations for the fiscal year ended January 1, 2006 and the nine months ended October 1, 2006.